SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934






  Date of Report (Date of earliest event reported) January 21, 1997






                          OHIO EDISON COMPANY
        (Exact name of Registrant as specified in its charter)



             Ohio                   1-2578        34-0437786
(State or other jurisdiction of   (Commission   (I.R.S. Employer
      incorporation)              File Number)  Identification No.)

     76 South Main Street, Akron, Ohio        44308
 (Address of principal executive offices)   (Zip Code)


 Registrant's telephone number, including area code: 1-800-736-3402













Item 5.  Other Events

Recent Financial Results (Unaudited)

    Ohio Edison's operating revenues, net income, earnings on common stock and earnings per share of common stock for the year ended December 31, 1996, were $2,469,785,000, $315,170,000,
$302,673,000 and $2.10, respectively.





























































                                SIGNATURE







          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   OHIO EDISON COMPANY



                                 /s/  Harvey L. Wagner
                                ------------------------
                                      Harvey L. Wagner
                                         Comptroller








Dated:  January 28, 1997